SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):
                                February 11, 1997

                             Serengeti Eyewear, Inc.
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               (Exact name of Registrant as Specified in Charter)

          New York                     0-26022                  11-2396918
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(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)           Identification No.)

           8125 25th Court East
            Sarasota, Florida                               34243
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(Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (941) 359-3599

                                Solar-Mates, Inc.
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          (Former Name or Former Address, if Changed Since Last Report)

Item 4. Changes in Registrant's Certifying Accountant.

     On February 11, 1997, Winter, Scheifley & Associates, P.C. declined to stand for re-election as the Company's independent auditors, and on the same date the Company appointed Bartnick, P.A. as its new independent auditors commencing with the audit of the Company's consolidated financial statements for the year ended December 31, 1996. The Company's financial statements for the past two fiscal years and any interim period through February 11, 1997 did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope or accounting principles. The decision to change auditors was approved by the Company's Board of Directors at a meeting duly held on February 6, 1997. There were no disagreements with such former auditors on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure during the past two fiscal years or any interim period through February 11, 1997. The Company did not consult with its new independent auditors regarding any matters relating to periods prior to their engagement. The Company has requested from its former auditors a letter addressed to the Securities and Exchange Commission (the "Commission") stating their agreement with the statements made by the Company in response to this Item
4. Such letter is attached hereto as Exhibit 16.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Business Acquired.

    Appendix A to the Company's definitive Notice of and Proxy Statement for Special Meeting of Shareholders filed with the Commission on January 10, 1997 in connection with the Company's Special Meeting of Shareholders held on February 6, 1997 is incorporated herein by reference.

(b) Pro Forma Financial Information.

    Pages 8 through 12 of the Company's definitive Notice of and Proxy Statement for Special Meeting of Shareholders filed with the Commission on January 10, 1997 in connection with the Company's Special Meeting of Shareholders held on February 6, 1997 is incorporated herein by reference.

(c) Exhibits.

Exhibit Number             Exhibit Description
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      *10               Revolving Line of Credit and Term Loan
                        Agreement dated as of February 13, 1997 by and among the Company, SunTrust Bank, Central Florida, National Association, individually and as agent, and Creditanstalt-Bankverein (Exhibits omitted; Registrant agrees to furnish supplementally a copy of any exhibits to the Commission upon request)

      16                Letter on change in certifying accountant

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*Previously filed

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 28, 1997                 SERENGETI EYEWEAR, INC.


                                          By: /s/ Stephen Nevitt
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                                               Stephen Nevitt
                                               President